UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

AMENDMENT NO. 1 TO FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         July 27, 2011

ELITE NUTRITIONAL BRANDS, INC.
(Exact name of registrant as specified in its charter)

Florida	333-165685	27-1933597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Kinderkamack Road, Suite A-2, Westwood, NJ	07675
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	201-888-4320

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Amendment to Form 8-K amends the biographical information of Mr.Ptalis as set forth in the original Form 8-K filed by the Registrant on August 10, 2011.

Item 5.02	Election of Officers.

Effective July 29, 2011, Don Ptalis was appointed as the Company’s new CEO and Director.  Mr. Ptalis is the founder and currently a consultant to Plaza Promotions Inc., a company he founded in 2004. Plaza Promotions is a promotional company that provides premiums, POP printing, direct mail, and event marketing to companies in need of these services.  Plaza Promotions’ clientele to this day include many Fortune 500 companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELITE NUTRITIONAL BRANDS, INC.

Date: November 18, 2011	By:	/s/ Don Ptalis
Don Ptalis